SCHEDULE OF TAX EXPENSE FOR FEDERAL INCOME TAX PURPOSES (Details) - USD ($)	6 Months Ended	12 Months Ended
	Jul. 31, 2024	Jan. 31, 2024	Jan. 31, 2023
Income Tax Disclosure [Abstract]
Tax expense (benefit) at the statutory rate	$ (316,407)	$ (285,980)	$ (321,337)
State income taxes, net of federal income tax benefit	(75,335)	(68,090)	(76,509)
Change in valuation allowance	391,742	354,070	397,846
Total